Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  33-98402,  No.  33-74830  and No.  333-13461)  of
Alliance Semiconductor Corporation of our reports dated April 25, 2001 relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
June 27, 2001